                                                                 August 13, 1996
                                                                   Page 3

                             APPLIED MATERIALS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                 Three Months Ended          Nine Months Ended
- --------------------------------------------------------------------------------------------------
                                               July 28,      July 30,      July 28,      July 30,
(In thousands, except per share data)            1996          1995          1996          1995
- --------------------------------------------------------------------------------------------------
Net sales                                     $1,115,424    $  897,684    $3,283,859    $2,079,231
Cost of products sold                            583,448       489,256     1,713,792     1,127,781
                                              ----------    ----------    ----------    ----------
Gross margin                                     531,976       408,428     1,570,067       951,450

Operating expenses:
     Research, development
       and engineering                           128,262        85,789       363,532       219,178
     Marketing and selling                        82,882        62,520       240,751       158,566
     General and administrative                   64,758        46,742       169,133       113,382
                                              ----------    ----------    ----------    ----------
   Income from operations                        256,074       213,377       796,651       460,324

Interest expense                                   4,812         5,527        14,897        17,161
Interest income                                    8,839         6,323        28,265        16,306
                                              ----------    ----------    ----------    ----------
Income from consolidated companies before
     taxes                                       260,101       214,173       810,019       459,469

Provision for income taxes                        91,035        74,961       283,506       160,814
                                              ----------    ----------    ----------    ----------

Income from consolidated companies               169,066       139,212       526,513       298,655

Equity in net income/loss of joint venture          --            --            --            --
                                              ----------    ----------    ----------    ----------
Net income                                    $  169,066    $  139,212    $  526,513    $  298,655
                                              ----------    ----------    ----------    ----------
Earnings per share                            $     0.92    $     0.78    $     2.86    $     1.71
                                              ----------    ----------    ----------    ----------
Average common shares and
     equivalents                                 183,359       177,754       183,780       174,798
- --------------------------------------------------------------------------------------------------

                                                                 August 13, 1996
                                                                   Page 4

                             APPLIED MATERIALS, INC.
                     CONSOLIDATED CONDENSED BALANCE SHEETS*

- --------------------------------------------------------------------------------------
                                                                July 28,     Oct. 29,
                (In thousands)                                    1996         1995
- --------------------------------------------------------------------------------------
        ASSETS  Current assets:
                    Cash and cash equivalents                 $  238,848    $  285,845
                    Short-term investments                       548,736       483,487
                    Accounts receivable, net                     973,984       817,730
                    Inventories                                  533,331       427,413
                    Deferred income taxes                        198,780       198,888
                    Other current assets                          84,654        98,250
                                                              ----------    ----------
                Total current assets                           2,578,333     2,311,613

                Property, plant and equipment, net               881,318       630,746
                Other assets                                      25,602        23,020
                                                              ----------    ----------
                Total assets                                  $3,485,253    $2,965,379
                                                              ----------    ----------
  LIABILITIES   Current liabilities:
          AND       Notes payable                             $   24,611    $   61,748
STOCKHOLDERS'       Current portion of long-term debt             22,710        21,064
       EQUITY       Accounts payable and
                      accrued expenses                           779,406       659,572
                    Income taxes payable                          32,687       119,347
                                                              ----------    ----------
                Total current liabilities                        859,414       861,731

                Long-term debt                                   280,499       279,807
                Deferred income taxes and
                     other non-current obligations                52,636        40,338
                                                              ----------    ----------
                Total liabilities                              1,192,549     1,181,876
                                                              ----------    ----------
                Stockholders' equity:
                    Common stock                                   1,798         1,792
                    Additional paid-in capital                   752,959       760,057
                    Retained earnings                          1,526,492       999,979
                    Cumulative translation adjustments            11,455        21,675
                                                              ----------    ----------
                Total stockholders' equity                     2,292,704     1,783,503
                                                              ----------    ----------
                Total liabilities and
                    stockholders' equity                      $3,485,253    $2,965,379
- --------------------------------------------------------------------------------------

         * Amounts as of July 28, 1996 are unaudited. Amounts as of October 29, 1995 were obtained from the October 29, 1995 audited financial statements.